UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2006

Park-Ohio Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

23000 Euclid Avenue, Cleveland, Ohio		44117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-692-7200

n/a
______________________________________________
Former name or former address, if changed since last report

Park-Ohio Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	333-43005	34-6520107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

23000 Euclid Avenue, Cleveland, Ohio		44117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-692-7200

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2006, in connection with the acquisition of NABS, Inc. ("NABS"), as described below in Item 8.01, Park-Ohio Industries, Inc., a wholly owned subsidiary of Park-Ohio Holdings Corp. (the "Company"), the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as agent, entered into a Fifth Amendment to the Amended and Restated Credit Agreement dated November 5, 2003 (the "Amendment"). The Amendment, among other things, increases the availability under the credit facility from $220 million to $230 million and provides for the acquisition of NABS. The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, attached hereto as Exhibt 4.1 and incorporated herein by reference. One of the Company's directors is an officer of one of the parties to the credit facility.

Item 8.01 Other Events.

On October 18, 2006, Park-Ohio Industries, Inc. acquired all of the outstanding capital stock of NABS for $21 million in cash. NABS is an international supply chain manager of production components providing services to high technology companies in the computer, electronics, and consumer products industries. A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1

Fifth Amendment, dated October 18, 2006, to the Amended and Restated Credit Agreement, dated November 5, 2003, among Park-Ohio Industries, Inc., the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as agent.

99.1

Press release, dated October 18, 2006, announcing acquisition of NABS, Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.

October 24, 2006	By:	/s/ Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

Park-Ohio Industries, Inc.

October 24, 2006	By:	/s/ Robert D. Vilsack

Name: Robert D. Vilsack
Title: Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

4.1	Fifth Amendment, dated October 18, 2006, to the Amended and Restated Credit Agreement, dated November 5, 2003, among Park-Ohio Industries, Inc., the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as agent.
99.1	Press Release, dated October 18, 2006, announcing acquisition of NABS, Inc.